                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 29, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                           ACACIA RESEARCH CORPORATION
             (Exact name of Registrant as specified in its Charter)


         Delaware                  000-26068                    95-4405754
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(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
       of Incorporation)          File Number)               Identification No.)


                            500 Newport Center Drive,
                         Newport Beach, California 92660
                    (Address of Principal Executive Offices)


                                 (949) 480-8300
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)

ITEM 7.  EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release dated July 29, 2003 of the Registrant.


ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 29, 2003, Acacia Research Corporation issued a press release announcing its earnings for the quarter ended June 30, 2003. A copy of that release is furnished as Exhibit 99.1 to this report.

         The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     ACACIA RESEARCH CORPORATION


Date:  July 29, 2003                 By:  /s/ Paul R. Ryan
                                     -----------------------------------
                                     Name:  Paul R. Ryan
                                     Title: Chairman and Chief Executive Officer

                                  Exhibit Index




Exhibit Number            Description
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   99.1                   Press Release dated July 29, 2003, of the Registrant.